UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2010

Annual Repor t

Legg Mason

Western Asset

High Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset High Income Fund

Fund objective

The Fund seeks high current income.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners High Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset High Income Fund for the twelve-month reporting period ended July 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 27, 2010

Legg Mason Western Asset High Income Fund	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the twelve months ended July 31, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, impacted investor sentiment and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the economy continued to expand during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010. The economy moderated further, with an estimated 1.6% for the second quarter.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While July 2010’s PMI reading of 55.5 was lower than June’s reading of 56.2, manufacturing has now expanded twelve consecutive months according to PMI data. During July, ten of the eighteen industries tracked by the Institute for Supply Management expanded.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. In June and July, a total of 368,000 of these temporary positions were eliminated. This offset private sector growth and resulted in a net loss of 221,000 and 131,000 jobs in June and July, respectively. The unemployment rate was 9.5% in July and June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 7.1% in May and June, respectively. In July, sales plummeted 27.2% to 3.83 million — the lowest level reported in over a decade. In addition, the inventory of unsold homes increased to nearly four million in July. This represents a 12.5 month supply at the current sales level, versus an 8.9 month supply in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.0% in June. This marked the third straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the majority of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off beginning in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets then resumed during the last two months of the period.

Given certain pockets of weakness in the economy, the Federal Reserve Board (“Fed”)iv remained cautious throughout the reporting period. At its meeting in August 2010 (after the reporting period ended), the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to prior steps taken to reverse its accommodative monetary stance, the Fed indicated in August 2010 its willingness to take further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-

IV	Legg Mason Western Asset High Income Fund

Investment commentary (cont’d)

dated Treasury securities. This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the first nine months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. However, robust investor appetite was replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended July 31, 2010. When the period began, two- and ten-year Treasury yields were 1.13% and 3.52%, respectively. Two-year Treasury yields initially rose, reaching as high as 1.32% in early August 2009, whereas ten-year Treasuries peaked at 4.01% in April 2010. Subsequent to hitting their highs for the period, yields largely declined during the remainder of the reporting period. When the period ended on July 31, 2010, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively — at or near their lows for the reporting period. For the twelve months ended July 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 8.91%.

While the high-yield bond market could not escape the negative impact of the investor “flight to quality,” it still was able to produce strong results during the reporting period. The asset class posted positive returns during each month, except for May 2010 when risk aversion reached extremely elevated levels. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexviii returned 23.69% for the twelve months ended July 31, 2010.

Emerging market debt prices rallied over the reporting period, also posting positive returns each month during the period except for May 2010. This impressive performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 19.08% over the twelve months ended July 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 31, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments is-sued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset High Income Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal market conditions, the Fund invests at least 80% of the value of its assets in high-yield corporate bonds, debentures and notes and related instruments. The Fund may invest up to 40% of its assets in fixed-income securities issued by foreign companies, including those in emerging market countries and may invest in fixed-income securities denominated either in U.S. dollars or foreign currencies. The Fund’s investments may be of any maturity or durationi.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market staged an impressive rally, and corporate bonds recovered from the financial crisis of 2008. The demand for risk re-emerged, in large part due to aggressive actions taken by the Federal Reserve Board (“Fed”)ii, the U.S. Department of the Treasury and other government entities. Conditions in the credit markets continued to improve throughout the majority of the fiscal year due to signs that the economy was emerging from its prolonged recession and corporate earnings were generally better than expected.

Also supporting the corporate bond market was generally strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii (the “Index”) returned 23.69% for the twelve months ended July 31, 2010. Over that time, investor risk appetite was typically robust, especially for riskier high-yield securities. As measured by the Index, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities over the fiscal year, returning 28.77% and 21.09%, respectively. Investment grade corporate bonds also posted solid results, with the Barclays Capital U.S. Corporate Investment Grade Indexiv returning 13.30% for the period.

As the reporting period began, we were already in the midst of what was to be a historical rally in the high-yield bond market that began in March 2009. High-yield bonds continued to rally during most of the reporting period, with a notable exception of late April through June of 2010. During that time, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury securities, driving their yields lower and prices higher. In contrast, high-yield and investment grade corporate bond spreads widened during the period.

However, robust investor risk appetite largely resumed during the last month of the fiscal year. This turnaround occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Fed continued to indicate that it would keep short-term rates low for “an extended period.”

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. We sought to reduce the level of risk in the portfolio and increase the overall quality of the Fund by reducing its significant overweight to CCC-rated securities. We also increased our exposure to relatively higher-rated BB securities. As CCC valuations recovered and the gap between CCCs and higher-rated issues compressed, we recognized that new opportunities emerged within the BB-rated sector.

We also increased the Fund’s weighting in the Financials sector. At the end of 2008, a number of large Financials issues were downgraded to below investment grade status. As a result, the Financials sector portion of the Index substantially increased. Given valuations that implied a high probability of default despite evidence of stabilizing fundamentals at many of these banks, we increased the portfolio’s exposure to the Financials sector in an attempt to take advantage of this opportunity, resulting in only a minor underweight position in the sector at the end of the period.

The Fund employed U.S. Treasury futures to help manage duration and positioning on the yield curvev. We also used currency contracts to hedge currency risk within the portfolio. Overall, the use of

2	Legg Mason Western Asset High Income Fund 2010 Annual Report

Fund overview (cont’d)

these derivative instruments modestly detracted from performance.

Performance review

For the twelve months ended July 31, 2010, Class A shares of Legg Mason Western Asset High Income Fund, excluding sales charges, returned 25.84%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 23.69% for the same period. The Lipper High Current Yield Funds Category Average1 returned 20.86% over the same time frame.

Performance Snapshot as of July 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Western Asset High Income Fund:
Class A	6.54%	25.84%
Class B	7.51%	26.83%
Class C	6.28%	25.19%
Class I	6.59%	26.00%
Barclays Capital U.S. High Yield — 2% Issuer Cap Index	6.72%	23.69%
Lipper High Current Yield Funds Category Average[1]	6.10%	20.86%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended July 31, 2010 for Class A, B and C shares would have been 6.35%, 6.08% and 6.11%, respectively; the returns for the twelve months ended July 31, 2010 for Class A, B and C shares would have been 25.63%, 25.14% and 24.98%, respectively.

The 30-Day SEC Yields for the period ended July 31, 2010 for Class A, B, C and I shares were 7.37%, 7.18%, 7.23% and 7.88%, respectively. Absent current compensating balance arrangements, expense reimbursements and/or fee waivers, the 30-Day SEC Yield for Class I shares would have been 6.94%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated November 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.02%, 1.50%, 1.46% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 487 funds for the six-month period and among the 478 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset High Income Fund 2010 Annual Report	3

Q. What were the leading contributors to performance?

A. The portfolio’s quality biases were the largest contributors to the Fund’s relative performance during the reporting period. The portfolio’s overweight to CCC and below-rated securities benefited from overall strong demand as investors looked to receive the historically high incremental yield given the low interest rate environment. While we pared the Fund’s CCC exposure as the reporting period progressed, we captured the majority of the sector’s strong results, as most of its gains occurred during the first half of the fiscal year. Also enhancing the Fund’s results was its underweight to BB-rated securities, which underperformed the Index during the fiscal year.

Security selection was also a significant contributor to performance. Over the period, six of the Fund’s ten largest overweight positions outperformed the Index. In addition, the Fund was rewarded for underweighting a number of securities that generated relatively poor results, with nine of the Fund’s ten largest underweight positions lagging the Index during the fiscal year. In addition, approximately 2% of the issuers owned by the Fund defaulted during the twelve months ended July 31, 2010. In contrast, the issuer weighted default rate in the overall high-yield market, as tracked by Moody’s Investors Service, was 5.4% over the same period.

In terms of individual holdings, overweight positions in DAE Aviation Holdings Inc., Verso Paper Holdings LLC and Citigroup Inc. were among the Fund’s largest contributors to performance.

DAE Aviation Holdings Inc. is an aircraft maintenance, repair and overhaul company. Demand for its products and services increased as global economic conditions improved and airlines looked to maintain their existing fleets rather than purchase new airplanes. This helped the company to maintain strong credit metrics throughout the fiscal year. Verso Paper Holdings LLC is a leading producer of coated papers used by publishers, catalogers, advertisers and commercial print producers. The company had performed poorly given the lengthy recession and falling demand for its paper products. However, with the economy strengthening and advertising revenues rising, the company’s bonds rallied and produced extremely strong results over the period. Citigroup Inc. performed well, along with the Banking sub-sector in general, as the federal government’s assistance programs, improving fundamental per-

formance and rising capital rates helped its bonds to rally during the reporting period. In addition, the recently passed financial reform bill was viewed as a positive for Citigroup Inc.’s high-yield bonds. In particular, the bill led to expectations that it would reduce the risk associated with large banks’ business models.

Finally, sector selection positioning in a number of areas was positive for results. Leading the way was our overweight to Transportation1, which outperformed the benchmark over the period. An underweight to Information Technology, which lagged the benchmark, was also rewarded.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its underweight to Financials. While we increased our exposure during the period, the underweight negatively impacted performance as the sector was the best performing area of the high-yield market during the twelve months ended July 31, 2010.

Our overweights to the Utilities and Energy sectors also tempered results. The Utilities sector was seen as defensive in nature during a period in which investors were generally looking to add risk to their portfolios. The Energy sector lagged the benchmark given continued weak natural gas and oil prices.

A number of individual holdings detracted from the Fund’s results during the reporting period, including our overweights to Station Casinos Inc. and Energy Future Holdings Corp. The gaming market suffered deep declines due to the severe economic recession. In addition to this, home prices in Las Vegas fell substantially since their peak in May 2006, contributing to the pullback in economic activity. Collectively, this took its toll on the local population of Las Vegas, a market of focus for Station Casinos Inc. Given deteriorating revenues, the firm announced an exchange offer to bondholders in December 2008. However, the offer was rejected and negotiations between the parties have been difficult. Unable to reach agreement on a restructuring plan with its various debt holders, Station Casinos Inc. filed for bankruptcy protection in July 2009 and continues to negotiate with lenders and creditors. Utilities company Energy Future Holdings Corp. performed poorly as the highly leveraged company has a number of large issues maturing in the coming years. In addition, Energy Future Holdings Corp. was hurt by falling natural gas prices.

[1]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

4	Legg Mason Western Asset High Income Fund 2010 Annual Report

Fund overview (cont’d)

Thank you for your investment in Legg Mason Western Asset High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 17, 2010

RISKS: The Fund invests in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, the Fund is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of July 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2010 were: Consumer Discretionary (20.7%), Financials (15.3%), Energy (13.4%), Industrials (12.9%) and Telecommunication Services (8.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The Barclays Capital U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Legg Mason Western Asset High Income Fund 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2010 and July 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset High Income Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2010 and held for the six months ended July 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A4	6.54%	$1,000.00	$1,065.40	1.03%	$5.27	Class A	5.00%	$1,000.00	$1,019.69	1.03%	$5.16
Class B4	7.51	1,000.00	1,075.10	1.55	7.97	Class B	5.00	1,000.00	1,017.11	1.55	7.75
Class C4	6.28	1,000.00	1,062.80	1.49	7.62	Class C	5.00	1,000.00	1,017.41	1.49	7.45
Class I	6.59	1,000.00	1,065.90	0.85	4.35	Class I	5.00	1,000.00	1,020.58	0.85	4.26

[1]	For the six months ended July 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

[4]

The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been 6.35%, 6.08% and 6.11% for Class A, B and C shares, respectively.

Legg Mason Western Asset High Income Fund 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges [1]	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 7/31/10	25.84%	26.83%	25.19%	26.00%
Five Years Ended 7/31/10	6.10	5.80	5.62	6.34
Ten Years Ended 7/31/10	5.02	4.60	4.55	5.32

With sales charges [2]	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 7/31/10	20.43%	22.33%	24.19%	26.00%
Five Years Ended 7/31/10	5.18	5.67	5.62	6.34
Ten Years Ended 7/31/10	4.56	4.60	4.55	5.32

Cumulative total returns
Without sales charges [1]
Class A (7/31/00 through 7/31/10)	63.14%
Class B (7/31/00 through 7/31/10)	56.80
Class C (7/31/00 through 7/31/10)	56.07
Class I (7/31/00 through 7/31/10)	67.92

Historical performance

Value of $10,000 invested in

Class A, B, C and I Shares of Legg Mason Western Asset High Income Fund vs. Barclays Capital U.S. High Yield – 2% Issuer Cap Index† — July 2000 - July 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason Western Asset High Income Fund on July 31, 2000, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2010. The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

8	Legg Mason Western Asset High Income Fund 2010 Annual Report

Schedule of investments

July 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 88.4%
Consumer Discretionary — 19.2%
Auto Components — 0.7%
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	$1,030,000	$1,071,200	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,100,000	1,508,723	(a)
Tenneco Inc., Senior Notes	7.750%	8/15/18	660,000	671,550	(a)(c)
Total Auto Components				3,251,473
Automobiles — 0.7%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	5,150,000	1,802,500	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	4,125,000	1,423,125	(b)
Total Automobiles				3,225,625
Diversified Consumer Services — 1.5%
Realogy Corp., Senior Notes	10.500%	4/15/14	3,687,000	3,189,255
Sotheby’s, Senior Notes	7.750%	6/15/15	1,060,000	1,086,500
Stonemor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	2,869,000	3,055,485	(a)
Total Diversified Consumer Services				7,331,240
Hotels, Restaurants & Leisure — 8.0%
Ameristar Casinos Inc., Senior Notes	9.250%	6/1/14	110,000	117,975
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	580,000	500,250
CCM Merger Inc., Notes	8.000%	8/1/13	2,310,000	2,136,750	(a)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	1,070,000	1,094,075	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	1,735,000	1,674,275	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	3,000,000	2,490,000
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	1,050,000	1,076,250
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	4,809,000	3,354,277
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	2,634,000	2,225,730
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,310,000	1,421,350
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	5,715,000	2,486,025	(b)(c)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	980,000	1,053,500
MGM MIRAGE Inc., Senior Notes	8.500%	9/15/10	95,000	95,475
MGM MIRAGE Inc., Senior Notes	6.750%	9/1/12	4,095,000	3,880,012
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	1,480,000	1,361,600
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	205,350
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	445,000	507,300
Mohegan Tribal Gaming Authority, Senior Notes	6.125%	2/15/13	660,000	556,050
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	2,720,000	2,672,400	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	290,000	249,400
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	2,130,000	2,377,613
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,610,000	1,690,500
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	350,000	341,250
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	250,000	245,625	(a)
Sbarro Inc., Senior Notes	10.375%	2/1/15	1,265,000	999,350
Snoqualmie Entertainment Authority, Senior Secured Notes	4.136%	2/1/14	1,130,000	932,250	(a)(d)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	940,000	23,500	(b)(c)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	3,305,000	82,625	(b)(c)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	150,000	1,125	(b)(c)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., Secured Notes	7.750%	8/15/20	2,780,000	2,832,125	(a)
Total Hotels, Restaurants & Leisure				38,684,007

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Annual Report	9

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Household Durables — 0.1%
American Greetings Corp., Senior Notes	7.375%	6/1/16	$270,000	$272,700
Internet & Catalog Retail — 0.6%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,020,000	1,111,800
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,725,000	1,776,750	(a)
Total Internet & Catalog Retail				2,888,550
Media — 4.7%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	3,500,000	3,666,250
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	590,000	626,875
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,600,000	2,736,500	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,020,000	2,146,250	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	2,500,000	2,418,750	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	325,000	365,625	(a)
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	55,000	59,469
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	290,000	318,275
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	112,750
DISH DBS Corp., Senior Notes	7.750%	5/31/15	400,000	420,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	2,630,000	2,807,525
Nielsen Finance LLC / Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	3,270,000	3,204,600
Sun Media Corp., Senior Notes	7.625%	2/15/13	1,785,000	1,802,850
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	985,000	1,085,962	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	690,000	724,500	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	560,000	604,800
Total Media				23,100,981
Multiline Retail — 0.6%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	1,764,577	1,815,309	(e)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,425,000	1,318,125
Total Multiline Retail				3,133,434
Specialty Retail — 1.4%
American Greetings Corp., Senior Notes	7.375%	6/1/16	2,895,000	2,923,950
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	780,000	840,450
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	3,480,000	3,262,500
Total Specialty Retail				7,026,900
Textiles, Apparel & Luxury Goods — 0.9%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	2,705,000	3,043,125
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	1,110,000	1,162,725
Total Textiles, Apparel & Luxury Goods				4,205,850
Total Consumer Discretionary				93,120,760
Consumer Staples — 1.8%
Food Products — 0.9%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	1,780,000	1,837,850	(a)
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	705,000	746,419
Michael Foods Inc., Senior Notes	9.750%	7/15/18	900,000	949,500	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	610,000	684,725	(a)
Total Food Products				4,218,494

See Notes to Financial Statements.

10	Legg Mason Western Asset High Income Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Household Products — 0.3%
Spectrum Brands Holdings Inc., Senior Secured Notes	9.500%	6/15/18	$1,470,000	$1,552,687	(a)
Tobacco — 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,980,000	3,095,475
Total Consumer Staples				8,866,656
Energy — 12.7%
Energy Equipment & Services — 2.0%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	1,905,000	2,105,025
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,200,000	1,221,000
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	1,735,000	1,726,325
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	925,000	832,500	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	1,990,000	2,059,650
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,550,000	1,550,000	(a)
Transocean Inc., Senior Notes	6.625%	4/15/11	490,000	492,559
Total Energy Equipment & Services				9,987,059
Oil, Gas & Consumable Fuels — 10.7%
Adaro Indonesia PT, Notes	7.625%	10/22/19	420,000	444,675	(a)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	4,500,000	4,342,500
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,195,000	1,326,450
Chesapeake Energy Corp., Senior Notes	6.250%	1/15/18	4,505,000	4,628,887
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.500%	5/15/15	1,720,000	1,694,200
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,930,000	2,084,400	(a)
Corral Petroleum Holdings AB, Senior Bonds	12.500%	9/18/11	2,598,515	2,403,626	(a)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	880,000	924,000
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	1,367,437
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	360,000	362,646
El Paso Corp., Senior Notes	8.250%	2/15/16	80,000	87,400
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,300,000	1,325,918	(d)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	665,000	635,974	(d)
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	70,000	42,350	(a)(b)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	2,100,000	2,189,250
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	1,050,000	1,120,875	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	1,045,000	1,129,906
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	2,195,000	2,282,800	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	1,010,000	1,032,725	(a)
OPTI Canada Inc., Senior Secured Notes	7.875%	12/15/14	960,000	835,200
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	305,000	266,494
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,580,000	1,611,600
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	310,000	339,450
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,400,000	1,478,750
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp., Senior Notes	8.250%	4/15/18	990,000	1,009,800
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	455,000	476,613
Petrohawk Energy Corp., Senior Notes	7.875%	6/1/15	480,000	499,200
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	900,000	814,500	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	630,000	541,800	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,290,000	1,425,450

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Annual Report	11

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	$1,190,000	$1,270,325
Quicksilver Resources Inc., Senior Notes	8.250%	8/1/15	1,030,000	1,073,775
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,105,000	1,287,325
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	50,000	54,750
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	3,755,000	3,801,937	(e)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	970,000	925,138
Teekay Corp., Senior Notes	8.500%	1/15/20	2,680,000	2,827,400
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,540,000	1,845,963
Total Oil, Gas & Consumable Fuels				51,811,489
Total Energy				61,798,548
Financials — 12.9%
Capital Markets — 0.7%
Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes	5.250%	2/6/12	1,475,000	320,812	(b)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	3,190,000	3,190,000	(a)
Total Capital Markets				3,510,812
Commercial Banks — 2.9%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	940,000	827,415
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	550,000	562,375	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	99,000	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/15	325,814	315,632
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	1,433,025	1,372,121
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	6,550,234	6,206,347
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,120,000	1,170,400	(a)(d)(f)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,750,000	1,758,750
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,020,000	1,050,600
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000	786,282	(d)(f)
Total Commercial Banks				14,148,922
Consumer Finance — 4.9%
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	1,035,000	1,185,075	(a)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	8,940,000	10,650,428
GMAC Inc., Senior Notes	7.500%	12/31/13	320,000	334,000
GMAC Inc., Senior Notes	8.300%	2/12/15	450,000	474,750	(a)
GMAC Inc., Senior Notes	8.000%	3/15/20	1,720,000	1,778,050	(a)
GMAC Inc., Subordinated Notes	8.000%	12/31/18	180,000	175,725
GMAC LLC, Debentures	0.000%	6/15/15	4,520,000	2,994,500
GMAC LLC, Senior Bonds	0.000%	12/1/12	1,310,000	1,126,367
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,495,000	1,394,916
SLM Corp., Senior Notes	8.000%	3/25/20	4,160,000	3,697,911
Total Consumer Finance				23,811,722
Diversified Financial Services — 3.8%
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,641,062	1,624,652	(a)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	790,000	815,675	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,150,000	1,252,063
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	280,000	292,600
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	1,420,000	1,483,900	(a)

See Notes to Financial Statements.

12	Legg Mason Western Asset High Income Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	$1,710,000	$1,923,750	(a)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	910,000	937,300	(a)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	3,000,000	2,925,000
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,650,000	1,567,500
International Lease Finance Corp., Notes	5.875%	5/1/13	500,000	481,250
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,320,000	1,349,700	(a)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,430,000	1,471,112
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	550,000	558,250	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,486,000	1,645,002	(a)
Unitymedia GmbH, Senior Secured Notes	8.125%	12/1/17	270,000	277,425	(a)
Total Diversified Financial Services				18,605,179
Insurance — 0.5%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,440,000	1,551,600
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	610,000	613,050	(a)
Total Insurance				2,164,650
Real Estate Investment Trusts (REITs) — 0.1%
Entertainment Properties Trust, Senior Notes	7.750%	7/15/20	130,000	127,888	(a)
Host Hotels & Resorts, LP, Senior Notes	6.375%	3/15/15	445,000	450,562
Total Real Estate Investment Trusts (REITs)				578,450
Total Financials				62,819,735
Health Care — 5.9%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Notes	10.000%	10/15/17	1,200,000	1,335,000
Biomet Inc., Senior Notes	11.625%	10/15/17	340,000	382,925
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	515,000	572,937	(e)
Fresenius Medical Care Capital Trust IV, Senior Subordinated Notes	7.875%	6/15/11	170,000	175,950
Total Health Care Equipment & Supplies				2,466,812
Health Care Providers & Services — 5.4%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,210,000	1,235,713	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,630,000	3,394,050
HCA Inc., Notes	9.000%	12/15/14	270,000	276,075
HCA Inc., Notes	7.690%	6/15/25	573,000	535,755
HCA Inc., Senior Notes	6.300%	10/1/12	70,000	71,400
HCA Inc., Senior Secured Notes	9.625%	11/15/16	3,433,000	3,716,222	(e)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	2,420,000	2,637,800
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	540,000	549,450	(a)
Omnicare Inc., Senior Subordinated Notes	7.750%	6/1/20	850,000	909,500
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	3,428,000	3,912,205	(a)
Universal Hospital Services Inc., Senior Secured Notes	4.134%	6/1/15	1,050,000	903,000	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	715,000	727,513	(e)
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	4,977,000	4,740,592	(d)(e)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	1,225,000	1,303,094
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,145,000	1,150,725
Total Health Care Providers & Services				26,063,094
Total Health Care				28,529,906

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Annual Report	13

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 11.6%
Aerospace & Defense — 1.7%
DynCorp International Inc., Senior Notes	10.375%	7/1/17	$1,160,000	$1,204,950	(a)
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	2,075,000	2,202,094	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,050,000	1,093,312	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,700,000	1,785,000	(a)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,075,000	2,126,875	(a)
Total Aerospace & Defense				8,412,231
Airlines — 3.7%
Air Canada, Senior Secured Notes	9.250%	8/1/15	820,000	832,300	(a)
American Airlines Inc., Senior Secured Notes	10.500%	10/15/12	4,210,000	4,504,700	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	340,989	330,760
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	95,000	99,038	(g)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	2,832,233	2,772,048
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	5,095,000	5,120,475	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	9/18/11	1,380,000	1,412,706
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	608,153	637,040
Delta Air Lines Inc., Secured Notes	8.021%	8/10/22	279,313	269,816
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	670,000	728,625	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	950,000	1,023,625	(a)
Total Airlines				17,731,133
Building Products — 0.1%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, Step Bond	0.000%	6/30/15	1,055,600	612,248	(a)(c)
Commercial Services & Supplies — 2.0%
AAC Group Holding Corp., Senior Discount Notes, Step Bond	10.250%	10/1/12	1,500,000	1,485,000	(a)
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,685,000	1,878,775
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,735,000	2,639,275	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	750,000	795,000	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,610,000	1,670,375	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	865,000	964,475	(a)
Total Commercial Services & Supplies				9,432,900
Electrical Equipment — 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,440,000	1,260,000	(a)
Industrial Conglomerates — 0.4%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,900,000	1,985,500
Machinery — 0.1%
Case New Holland Inc., Senior Notes	7.750%	9/1/13	310,000	327,825
Marine — 0.5%
Trico Shipping AS, Senior Secured Notes	13.875%	11/1/14	2,640,000	2,547,600	(a)
Road & Rail — 2.0%
Kansas City Southern de Mexico, Senior Notes	7.625%	12/1/13	1,340,000	1,390,250
Kansas City Southern de Mexico, Senior Notes	7.375%	6/1/14	885,000	918,187
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	475,000	573,562
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	3,850,000	4,100,250	(a)
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	330,000	353,513
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,362,000	2,568,675
Total Road & Rail				9,904,437

See Notes to Financial Statements.

14	Legg Mason Western Asset High Income Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Trading Companies & Distributors — 0.4%
Ashtead Capital Inc., Notes	9.000%	8/15/16	$935,000	$949,025	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	365,000	371,388	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	790,000	763,337
Total Trading Companies & Distributors				2,083,750
Transportation — 0.4%
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,750,000	1,723,750	(a)
Total Industrials				56,021,374
Information Technology — 3.0%
Electronic Equipment, Instruments & Components — 0.7%
NXP BV / NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,190,000	3,373,425	(a)
IT Services — 1.5%
Ceridian Corp., Senior Notes	12.250%	11/15/15	1,480,350	1,413,734	(e)
Fidelity National Information Services Inc., Senior Notes	7.625%	7/15/17	480,000	501,600	(a)
Fidelity National Information Services Inc., Senior Notes	7.875%	7/15/20	710,000	745,500	(a)
First Data Corp., Senior Notes	10.550%	9/24/15	4,726,847	3,651,490	(e)
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	770,000	743,050	(a)
Total IT Services				7,055,374
Semiconductors & Semiconductor Equipment — 0.6%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	950,000	985,625	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,955,000	1,779,050
Freescale Semiconductor Inc., Senior Toggle Notes	9.875%	12/15/14	348,704	331,269	(e)
Total Semiconductors & Semiconductor Equipment				3,095,944
Software — 0.2%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	1,095,000	1,125,112	(a)
Total Information Technology				14,649,855
Materials — 8.0%
Chemicals — 2.9%
Ashland Inc., Senior Notes	9.125%	6/1/17	2,820,000	3,218,325
CF Industries Inc., Senior Notes	6.875%	5/1/18	210,000	221,025
CF Industries Inc., Senior Notes	7.125%	5/1/20	900,000	963,000
FMC Finance III SA, Senior Notes	6.875%	7/15/17	530,000	552,525
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,180,000	1,249,325	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,240,000	1,271,000	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	967,000	1,308,977	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	1,805,000	1,902,019	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	997,976	1,079,062
Solutia Inc., Senior Notes	8.750%	11/1/17	980,000	1,073,100
Solutia Inc., Senior Notes	7.875%	3/15/20	1,300,000	1,376,375
Total Chemicals				14,214,733
Containers & Packaging — 1.4%
Ball Corp., Senior Notes	6.625%	3/15/18	310,000	320,850
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	2,410,000	2,277,450	(a)
Graham Packaging Co. L.P., Senior Subordinated Notes	9.875%	10/15/14	350,000	364,875
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	1,925,000	0	(b)(c)(g)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,585,000	1,664,250

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Annual Report	15

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Containers & Packaging — continued
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	$250,000	$255,000	(a)
Viskase Cos, Inc; Senior Secured Notes	9.875%	1/15/18	1,950,000	1,989,000	(a)(c)
Total Containers & Packaging				6,871,425
Metals & Mining — 0.9%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	2,665,000	2,844,888
Ryerson Holding Corp., Senior Discount Notes	0.000%	2/1/15	2,870,000	1,406,300	(a)
Total Metals & Mining				4,251,188
Paper & Forest Products — 2.8%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,838,000	3,252,705	(a)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	1,755,000	1,912,950	(a)
NewPage Corp., Senior Secured Notes	10.000%	5/1/12	25,000	14,250
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	2,595,000	2,416,594
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	1,525,000	1,410,625
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	2,275,000	2,496,812
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	915,000	919,575
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	1,110,000	1,029,525
Total Paper & Forest Products				13,453,036
Total Materials				38,790,382
Telecommunication Services — 8.8%
Diversified Telecommunication Services — 5.9%
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	130,000	142,675	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	695,000	479,550
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	1,170,000	117	(b)(c)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	2,370,000	2,441,100	(a)
Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes	9.500%	2/1/15	8,000,000	8,360,000
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	515,000	552,338
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	150,000	162,750
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	2,405,000	2,609,425
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	880,000	820,600
Level 3 Financing Inc., Senior Notes	10.000%	2/1/18	1,010,000	925,413
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	660,000	697,950	(a)
Qwest Communications International Inc., Senior Notes	8.000%	10/1/15	1,870,000	2,000,900	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,700,000	1,778,625	(a)
Valor Telecommunications Enterprises LLC/Finance Corp., Senior Notes	7.750%	2/15/15	1,090,000	1,132,884
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	1,180,000	1,253,750	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,450,000	1,547,875	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,296,464	1,218,676	(a)(e)
Windstream Corp., Senior Notes	8.625%	8/1/16	2,485,000	2,603,037
Total Diversified Telecommunication Services				28,727,665
Wireless Telecommunication Services — 2.9%
Sprint Capital Corp., Senior Notes	6.900%	5/1/19	3,610,000	3,461,088
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	8,170,000	8,323,187
True Move Co., Ltd., Notes	10.750%	12/16/13	2,330,000	2,394,075	(a)
Total Wireless Telecommunication Services				14,178,350
Total Telecommunication Services				42,906,015

See Notes to Financial Statements.

16	Legg Mason Western Asset High Income Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — 4.5%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	$1,100,000	$742,500
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	40,000	46,454
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,327,150
Total Gas Utilities				1,373,604
Independent Power Producers & Energy Traders — 4.0%
AES Corp., Senior Notes	9.750%	4/15/16	665,000	749,788
AES Corp., Senior Notes	8.000%	6/1/20	1,340,000	1,425,425
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,790,000	1,816,850	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,680,000	1,554,000
Edison Mission Energy, Senior Notes	7.750%	6/15/16	1,630,000	1,169,525
Edison Mission Energy, Senior Notes	7.200%	5/15/19	770,000	523,600
Edison Mission Energy, Senior Notes	7.625%	5/15/27	285,000	180,975
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	1,690,000	1,191,450
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	7,723,025	5,058,581	(e)
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	350,000	334,250
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,900,000	1,795,500
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,480,928	1,604,955
NRG Energy Inc., Senior Notes	7.375%	2/1/16	870,000	889,575
NRG Energy Inc., Senior Notes	7.375%	1/15/17	1,195,000	1,212,925
Total Independent Power Producers & Energy Traders				19,507,399
Total Utilities				21,623,503
Total Corporate Bonds & Notes (Cost — $431,795,338)				429,126,734
Collateralized Senior Loans — 2.6%
Consumer Discretionary — 0.6%
Auto Components — 0.5%
Allison Transmission Inc., Term Loan B	3.100%	8/7/14	2,642,573	2,474,384	(h)
Media — 0.0%
Citadel Broadcasting Corp., Term Loan A	11.000%	6/3/15	88,895	93,354	(h)
Specialty Retail — 0.1%
Michaels Stores Inc., Term Loan B2	4.938% - 5.063%	7/31/16	405,448	388,280	(h)
Total Consumer Discretionary				2,956,018
Energy — 0.6%
Energy Equipment & Services — 0.6%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	2,980,308	2,712,080	(c)(h)
Financials — 0.4%
Real Estate Management & Development — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	2,130,000	(h)
Industrials — 0.6%
Aerospace & Defense — 0.3%
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposits	2.633%	3/26/14	122,103	98,989	(h)
Hawker Beechcraft Acquisition Co. LLC, Term Loan	2.316% - 2.533%	3/26/14	2,047,672	1,660,035	(h)
Total Aerospace & Defense				1,759,024

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Annual Report	17

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 0.3%
United Airlines Inc., Term Loan B	2.375%	2/3/14	$1,527,927	$1,359,378	(h)
Total Industrials				3,118,402
Materials — 0.1%
Containers & Packaging — 0.1%
Berry Plastics Group Inc., Term Loan C	2.341%	4/3/15	494,885	456,531	(h)
Utilities — 0.3%
Independent Power Producers & Energy Traders — 0.3%
Energy Future Holdings, Term Loan B3	3.845% - 4.033%	10/10/14	1,880,332	1,458,433	(h)
Total Collateralized Senior Loans (Cost — $12,501,232)				12,831,464
Convertible Bonds & Notes — 0.7%
Industrials — 0.7%
Marine — 0.7%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	3,625,000	3,063,125
Materials — 0.0%
Construction Materials — 0.0%
Cemex SAB de CV, Subordinated Notes	4.875%	3/15/15	105,000	105,000	(a)
Total Convertible Bonds & Notes (Cost — $3,292,675)				3,168,125

			Shares
Common Stocks — 1.6%
Consumer Discretionary — 0.9%
Media — 0.9%
Charter Communications Inc.			81,808	2,985,992	(g)
Charter Communications Inc., Class A Shares			34,474	1,258,301	*
Citadel Broadcasting Corp., Class A Shares			720	17,280	*
Citadel Broadcasting Corp., Class B Shares			4,463	107,112	*
Dex One Corp.			3,328	60,303	*
SuperMedia Inc.			1,325	27,944	*
Total Consumer Discretionary				4,456,932
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares			12,083	302,075	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			3,092	126,772	*
Materials — 0.6%
Chemicals — 0.6%
Georgia Gulf Corp.			73,472	1,127,795	*
LyondellBasell Industries NV, Class A Shares			103,860	1,869,480	*
Total Materials				2,997,275
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
World Access Inc.			1,571	2	*(c)
Total Common Stocks (Cost — $10,245,270)				7,883,056

See Notes to Financial Statements.

18	Legg Mason Western Asset High Income Fund 2010 Annual Report

Schedule of investments (cont’d)

July 31, 2010

Legg Mason Western Asset High Income Fund

Security	Rate	Maturity Date	Shares	Value
Convertible Preferred Stocks — 1.0%
Financials — 1.0%
Diversified Financial Services — 1.0%
Bank of America Corp.	7.250%		3,560	$3,275,200
Citigroup Inc.	7.500%	12/15/12	13,966	1,699,662
Total Convertible Preferred Stocks (Cost — $4,965,619)				4,974,862
Preferred Stocks — 1.0%
Financials — 1.0%
Commercial Banks — 0.1%
Banesto Holdings Ltd.	10.500%		27,000	691,033	(a)
Diversified Financial Services — 0.9%
Citigroup Capital XII	8.500%		157,300	4,127,945	(d)
Total Preferred Stocks (Cost — $4,611,503)				4,818,978

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	1,989	20	*(c)(g)
Charter Communications Inc.		11/30/14	3,790	22,835	*
Nortek Inc.		12/7/14	3,691	3,728	*
SemGroup Corp.		11/30/14	12,719	79,493	*
Turbo Beta Ltd.		11/1/14	1	0	*(c)(g)
Total Warrants (Cost — $54,667)				106,076
Total Investments before Short-Term Investments (Cost — $467,466,304)				462,909,295

		Maturity Date	Face Amount
Short-Term Investments — 3.3%
U.S. Government Agency — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $232,978)	0.190%	8/19/10	$233,000	232,978	(i)(j)
Repurchase Agreement — 3.2%
Morgan Stanley tri-party repurchase agreement dated 7/30/10; Proceeds at maturity — 15,545,246; (Fully collateralized by U.S. government agency obligations, 3.875% due 6/29/11; Market value — $15,855,986) (Cost — $15,545,000)	0.190%	8/2/10	15,545,000	15,545,000
Total Short-Term Investments (Cost — $15,777,978)				15,777,978
Total Investments — 98.6% (Cost — $483,244,282#)				478,687,273
Other Assets in Excess of Liabilities — 1.4%				6,898,337
Total Net Assets — 100.0%				$485,585,610

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Annual Report	19

Legg Mason Western Asset High Income Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of July 31, 2010.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2010.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $485,110,304.

See Notes to Financial Statements.

20	Legg Mason Western Asset High Income Fund 2010 Annual Report

Statement of assets and liabilities

July 31, 2010

Assets:
Investments, at value (Cost — $483,244,282)	$478,687,273
Foreign currency, at value (Cost — $8,825)	9,092
Cash	3,112
Interest receivable	9,863,740
Receivable for securities sold	6,715,620
Receivable for Fund shares sold	1,669,977
Receivable from broker — variation margin on open futures contracts	20,953
Prepaid expenses	38,303
Total Assets	497,008,070

Liabilities:
Payable for securities purchased	8,176,000
Payable for Fund shares repurchased	2,169,909
Distributions payable	313,008
Investment management fee payable	233,492
Distribution fees payable	175,957
Unrealized depreciation on forward currency contracts	43,339
Trustees’ fees payable	29,308
Accrued expenses	281,447
Total Liabilities	11,422,460
Total Net Assets	$485,585,610

Net Assets:
Par value (Note 7)	$826
Paid-in capital in excess of par value	778,120,481
Undistributed net investment income	1,395,097
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(288,972,662)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(4,958,132)
Total Net Assets	$485,585,610

Shares Outstanding:
Class A	46,467,820
Class B	6,565,533
Class C	27,533,837
Class I	1,998,916

Net Asset Value:
Class A (and redemption price)	$5.86
Class B*	$5.96
Class C*	$5.89
Class I (and redemption price)	$5.88
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.12

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Annual Report	21

Statement of operations

For the Year Ended July 31, 2010

Investment Income:
Interest	$45,687,874
Dividends	526,728
Total Investment Income	46,214,602

Expenses:
Investment management fee (Note 2)	2,687,149
Distribution fees (Notes 2 and 5)	2,029,374
Transfer agent fees (Note 5)	420,622
Shareholder reports	68,350
Registration fees	59,831
Audit and tax	53,875
Legal fees	32,669
Trustees’ fees	8,803
Custody fees	6,986
Insurance	5,563
Miscellaneous expenses	2,364
Total Expenses	5,375,586
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(11,507)
Net Expenses	5,364,079
Net Investment Income	40,850,523

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(36,401,400)
Futures contracts	142,541
Foreign currency transactions	141,964
Net Realized Loss	(36,116,895)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	96,013,255
Futures contracts	(358,116)
Foreign currencies	(43,007)
Change in Net Unrealized Appreciation/Depreciation	95,612,132
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	59,495,237
Proceeds from Settlement of a Regulatory Matter (Note 10)	1,188,504
Increase in Net Assets from Operations	$101,534,264

See Notes to Financial Statements.

22	Legg Mason Western Asset High Income Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended July 31,	2010	2009

Operations:
Net investment income	$40,850,523	$46,717,514
Net realized loss	(36,116,895)	(69,179,967)
Change in net unrealized appreciation/depreciation	95,612,132	837,562
Proceeds from settlement of a regulatory matter (Note 10)	1,188,504	—
Increase (Decrease) in Net Assets From Operations	101,534,264	(21,624,891)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(41,862,267)	(45,502,618)
Decrease in Net Assets From Distributions to Shareholders	(41,862,267)	(45,502,618)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	126,901,075	37,683,741
Reinvestment of distributions	37,905,870	39,974,050
Cost of shares repurchased	(146,763,312)	(126,109,929)
Net assets of shares issued in connection with merger (Note 8)	—	20,838,197
Increase (Decrease) in Net Assets From Fund Share Transactions	18,043,633	(27,613,941)
Increase (Decrease) in Net Assets	77,715,630	(94,741,450)

Net Assets:
Beginning of year	407,869,980	502,611,430
End of year*	$485,585,610	$407,869,980
* Includes undistributed net investment income of:	$1,395,097	$310,069

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$5.12	$5.87	$6.56	$6.64	$6.94

Income (loss) from operations:
Net investment income	0.52	0.58	0.56	0.52	0.53
Net realized and unrealized gain (loss)	0.75	(0.77)	(0.68)	(0.07)	(0.30)
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—
Total income (loss) from operations	1.28	(0.19)	(0.12)	0.45	0.23

Less distributions from:
Net investment income	(0.54)	(0.56)	(0.57)	(0.53)	(0.53)
Total distributions	(0.54)	(0.56)	(0.57)	(0.53)	(0.53)

Net asset value, end of year	$5.86	$5.12	$5.87	$6.56	$6.64
Total return[2]	25.84%[3]	(1.10)%	(2.10)%	6.75%	3.38%

Net assets, end of year (millions)	$273	$209	$230	$310	$347

Ratios to average net assets:
Gross expenses	0.99%	1.07%	0.93%	0.94%[4]	0.94%
Net expenses[5]	0.99	1.07	0.93	0.94 [4,6]	0.92 [6]
Net investment income	9.31	12.69	8.78	7.54	7.77

Portfolio turnover rate	99%	51%	51%	63%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.63% (Note 10).

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92%.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason Western Asset High Income Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$5.14	$5.89	$6.59	$6.67	$6.97

Income (loss) from operations:
Net investment income	0.50	0.56	0.52	0.49	0.49
Net realized and unrealized gain (loss)	0.75	(0.77)	(0.69)	(0.06)	(0.30)
Proceeds from settlement of a regulatory matter	0.08	—	—	—	—
Total income (loss) from operations	1.33	(0.21)	(0.17)	0.43	0.19

Less distributions from:
Net investment income	(0.51)	(0.54)	(0.53)	(0.51)	(0.49)
Total distributions	(0.51)	(0.54)	(0.53)	(0.51)	(0.49)

Net asset value, end of year	$5.96	$5.14	$5.89	$6.59	$6.67
Total return[2]	26.83%[3]	(1.63)%	(2.77)%	6.25%	2.87%

Net assets, end of year (millions)	$39	$45	$76	$118	$180

Ratios to average net assets:
Gross expenses	1.51%	1.55%	1.50%	1.42%[4]	1.46%
Net expenses[5]	1.51	1.55	1.50	1.42 [4,6]	1.44 [6]
Net investment income	8.89	12.11	8.20	7.06	7.22

Portfolio turnover rate	99%	51%	51%	63%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 25.14% (Note 10).

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40%.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$5.15	$5.90	$6.59	$6.67	$6.98

Income (loss) from operations:
Net investment income	0.50	0.56	0.53	0.49	0.50
Net realized and unrealized gain (loss)	0.74	(0.76)	(0.68)	(0.06)	(0.31)
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—
Total income (loss) from operations	1.25	(0.20)	(0.15)	0.43	0.19

Less distributions from:
Net investment income	(0.51)	(0.55)	(0.54)	(0.51)	(0.50)
Total distributions	(0.51)	(0.55)	(0.54)	(0.51)	(0.50)

Net asset value, end of year	$5.89	$5.15	$5.90	$6.59	$6.67
Total return[2]	25.19%[3]	(1.48)%	(2.48)%	6.31%	2.78%

Net assets, end of year (millions)	$162	$147	$189	$255	$142

Ratios to average net assets:
Gross expenses	1.44%	1.51%	1.40%	1.39%[4]	1.39%
Net expenses[5]	1.44	1.49 [6,7]	1.38 [6,7]	1.36 [4,6,7]	1.37 [6]
Net investment income	8.89	12.23	8.33	7.10	7.30

Portfolio turnover rate	99%	51%	51%	63%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 24.98% (Note 10).

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.38% and 1.34%, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective March 16, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net asset for Class C shares did not exceed 1.38%.

See Notes to Financial Statements.

26	Legg Mason Western Asset High Income Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$5.14	$5.89	$6.59	$6.68	$6.98

Income (loss) from operations:
Net investment income	0.53	0.60	0.58	0.54	0.53
Net realized and unrealized gain (loss)	0.76	(0.77)	(0.69)	(0.07)	(0.28)
Total income (loss) from operations	1.29	(0.17)	(0.11)	0.47	0.25

Less distributions from:
Net investment income	(0.55)	(0.58)	(0.59)	(0.56)	(0.55)
Total distributions	(0.55)	(0.58)	(0.59)	(0.56)	(0.55)

Net asset value, end of year	$5.88	$5.14	$5.89	$6.59	$6.68
Total return[2]	26.00%	(0.71)%	(1.93)%	6.90%	3.67%

Net assets, end of year (millions)	$12	$7	$8	$7	$7

Ratios to average net assets:
Gross expenses	0.93%	0.74%	0.65%	0.65%[3]	0.62%
Net expenses[4]	0.79 [5,6]	0.74	0.65	0.65 [3,5]	0.62 [5]
Net investment income	9.48	13.00	9.12	7.72	7.66

Portfolio turnover rate	99%	51%	51%	63%	55%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.62%.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation agreement, effective September 18, 2009 until December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.90%.

See Notes to Financial Statements.

Legg Mason Western Asset High Income Fund 2010 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset High Income Fund (formerly known as Legg Mason Partners High Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount future estimated cash flows to present value.

28	Legg Mason Western Asset High Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$429,126,734	$0	*	$429,126,734
Collateralized senior loans	—	12,831,464	—		12,831,464
Convertible bonds & notes	—	3,168,125	—		3,168,125
Common stocks	$4,772,672	3,110,384	—		7,883,056
Convertible preferred stocks	4,974,862	—	—		4,974,862
Preferred stocks	—	4,818,978	—		4,818,978
Warrants	22,835	83,221	20		106,076
Total long-term investments	$9,770,369	$453,138,906	$20		$462,909,295
Short-term investments†	—	15,777,978	—		15,777,978
Total investments	$9,770,369	$468,916,884	$20		$478,687,273
Other financial instruments:
Futures contracts	$(358,116)	—	—		$(358,116)
Forward foreign currency contracts	—	$(43,339)	—		(43,339)
Total other financial instruments	$(358,116)	$(43,339)	—		$(401,455)
Total	$9,412,253	$468,873,545	$20		$478,285,818

*	Value is less than $1.

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities		Common Stocks	Preferred Stocks		Warrants		Total
Balance as of July 31, 2009	$395,850		$0	*	$184	$0	*	$0	*	$396,034
Accrued premiums/discounts	118,625		—		—	—		—		118,625
Realized gain/(loss)[1]	(3,567,239)		(10,260,573)		(1,183,728)	(268,212)		(282,045)		(15,561,797)
Change in unrealized appreciation (depreciation)[2]	3,665,012		10,260,573		1,183,544	268,212		282,065		15,659,406
Net purchases (sales)	—		—		—	—		—		—
Transfers in to Level 3	—		—		—	—		—		—
Transfers out of Level 3	(612,248)		—		—	—		—		(612,248)
Balance as of July 31, 2010	$0	*	—		—	—		20		$20
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2010[2]	—		—		—	—		$20		$20

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to

Legg Mason Western Asset High Income Fund 2010 Annual Report	29

assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return . A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

30	Legg Mason Western Asset High Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each share class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Legg Mason Western Asset High Income Fund 2010 Annual Report	31

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$304,523,742	$(304,523,742)
(b)	$908,268	(908,268)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the net assets managed by Western Asset Limited.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.90%. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended July 31, 2010, fees waived and/or expenses reimbursed amounted to $11,507.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2010, LMIS and its affiliates received sales charges of approximately $18,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$14,000	$7,000

32	Legg Mason Western Asset High Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2010, the Fund had accrued $15,736 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$435,081,227
Sales	429,896,304

At July 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,983,552
Gross unrealized depreciation	(31,406,583)
Net unrealized depreciation	$(6,423,031)

At July 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain/(Loss)
Contracts to Buy:
U.S. Treasury Bonds	41	9/10	$5,420,719	$5,545,250	$124,531

Contracts to Sell:
U.S. Treasury 5-Year Notes	163	9/10	19,049,337	19,531,984	(482,647)
Net unrealized loss on open futures contracts					$(358,116)

At July 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	961,130	1,252,489	8/17/10	$(43,339)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below are tables, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2010.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$124,531

Legg Mason Western Asset High Income Fund 2010 Annual Report	33

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$482,647	—	$482,647
Forward foreign currency contracts	—	$43,339	43,339
Total	$482,647	$43,339	$525,986

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$142,541	—	$142,541
Forward foreign currency contracts	—	$151,195	151,195
Total	$142,541	$151,195	$293,736

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(358,116)	—	$(358,116)
Forward foreign currency contracts	—	$(43,339)	(43,339)
Total	$(358,116)	$(43,339)	$(401,455)

During the year ended July 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to sell)	$679,440
Futures contracts (to buy)	2,418,803
Futures contracts (to sell)	8,795,633

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

34	Legg Mason Western Asset High Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

For the year ended July 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class A	$594,993	$206,180	$4,333
Class B	320,666	46,581	772
Class C	1,113,715	145,625	2,781
Class I	—	22,236	0	†
Total	$2,029,374	$420,622	$7,886

*	For the period August 1, 2009 through September 8, 2009. Subsequent to September 8, 2009 these were expenses were accrued as common Fund expenses.

†	Value is less than $1.

For the year ended July 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$11,507
Total	$11,507

6. Distributions to shareholders by class

	Year Ended July 31, 2010	Year Ended July 31, 2009
Net Investment Income:
Class A	$22,695,766	$22,603,441
Class B	3,895,441	5,784,594
Class C	14,497,087	16,384,248
Class I	773,973	730,335
Total	$41,862,267	$45,502,618

7. Shares of beneficial interest

At July 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	17,082,516	$97,513,575	5,872,387	$25,897,506
Shares issued on reinvestment	3,654,624	20,686,566	4,469,605	19,756,072
Shares repurchased	(15,095,636)	(86,045,888)	(11,451,448)	(50,847,497)
Shares issued with merger	—	—	2,778,081	12,618,114
Net increase	5,641,504	$32,154,253	1,668,625	$7,424,195

Class B
Shares sold	385,087	$2,212,039	445,725	$2,013,434
Shares issued on reinvestment	606,540	3,445,348	1,075,626	4,770,189
Shares repurchased	(3,144,386)	(17,838,116)	(5,782,845)	(26,076,233)
Net decrease	(2,152,759)	$(12,180,729)	(4,261,494)	$(19,292,610)

Legg Mason Western Asset High Income Fund 2010 Annual Report	35

	Year Ended July 31, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class C
Shares sold	3,841,794	$21,882,677	1,880,465	$8,652,881
Shares issued on reinvestment	2,330,641	13,233,482	3,313,987	14,736,907
Shares repurchased	(7,194,626)	(40,692,148)	(10,475,964)	(47,570,223)
Shares issued with merger	—	—	1,801,346	8,220,083
Net decrease	(1,022,191)	$(5,575,989)	(3,480,166)	$(15,960,352)

Class I
Shares sold	920,066	$5,292,784	250,574	$1,119,920
Shares issued on reinvestment	96,033	540,474	158,817	710,882
Shares repurchased	(384,406)	(2,187,160)	(316,337)	(1,615,976)
Net increase	631,693	$3,646,098	93,054	$214,826

8. Transfer of net assets

On October 10, 2008, the Fund acquired the assets and certain liabilities of the Heritage High Yield Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Heritage High Yield Bond Fund	Total Net Assets of the Fund
Heritage High Yield Bond Fund	4,579,427	$20,838,197	$372,379,898

The total net assets of the Acquired Fund before acquisition included unrealized depreciation of $12,574,708 and accumulated net realized loss of $12,048,572. Total net assets of the Fund immediately after the transfer were $393,218,095. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 8/31/2010	$0.040423	$0.038515	$0.038346	$0.040272

The tax character of distributions paid during the fiscal years ended July 31, were as follows:

	2010	2009

Distributions Paid From:
Ordinary income	$41,862,267	$45,502,618

36	Legg Mason Western Asset High Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

As of July 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$2,502,228
Capital loss carryforward*	(256,892,745)
Other book/tax temporary differences(a)	(31,321,026)
Unrealized appreciation/(depreciation)(b)	(6,824,154)
Total accumulated earnings/(losses) — net	$(292,535,697)

*	As of July 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2011	$(139,767,629)
7/31/2012	(16,108,849)
7/31/2014	(29,939)
7/31/2016	(6,902,446)
7/31/2017	(29,983,749)
7/31/2018	(64,100,133)
$(256,892,745)

These amounts will be available to offset any future taxable capital gains subject to various limitations due to a reorganization which took place in a previous year.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act.

The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds

Legg Mason Western Asset High Income Fund 2010 Annual Report	37

since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified time-frame, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $468,885, $556,573, $162,810 and $236 for Classes A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

38	Legg Mason Western Asset High Income Fund 2010 Annual Report

Notes to financial statements (cont’d)

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

12. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of Citi Funds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by

Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand. The answer will be conveyed to the U.S. Court of Appeals for the Second Circuit and the parties await a decision of that court.

Legg Mason Western Asset High Income Fund 2010 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Western Asset High Income Fund (formerly Legg Mason Partners High Income Fund), a series of Legg Mason Partners Income Trust, as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset High Income Fund as of July 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 24, 2010

40	Legg Mason Western Asset High Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset High Income Fund (formerly known as Legg Mason Partners High Income Fund) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset High Income Fund	41

Independent Trustees cont’d

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988), Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Rainer Greeven

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

Stephen Randolph Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr.

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

42	Legg Mason Western Asset High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Diana R. Harrington

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Legg Mason Western Asset High Income Fund	43

Independent Trustees cont’d

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Number of funds in fund complex overseen by Trustee	134
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

44	Legg Mason Western Asset High Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Legg Mason Western Asset High Income Fund	45

Additional Officers cont’d

David Castano Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section (a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset

High Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset High Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010 based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0429 9/10 SR10-1191

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2009 and July 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $201,170 in 2009 and $212,400 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,900 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,200 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Income Trust

Date: October 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: October 5, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: October 5, 2010